UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: March 8, 2012


                           GULFSTAR ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)



              Colorado                                 333-151398                               02-0511381
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)


               555 Eldorado Blvd., Suite 100, Broomfield, CO 80021
               ---------------------------------------------------

               (Address of Principal Executive Offices) (Zip Code)


                                 (303) 404-2160
                                 --------------
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

                   SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales Of Equity Securities.

During the period of October 1, 2011 through February 15, 2012, Gulfstar Energy Corporation ("the Company") has made the following unregistered sales of its common stock.




       DATE OF
         SALE           TITLE OF SECURITIES   NO. OF SHARES            CONSIDERATION                CLASS OF PURCHASER
         ----                    ----------          ------            -------------                ------------------

    February 2012          Common Stock          110,000        Repricing of private placement     Business Associates
    February 2012          Common Stock          122,984        Funds invested in Subsidiary       Business Associates
    February 2012          Common Stock           65,500        Consideration of funds             Business Associates
                                                                  previously invested




Exemption From Registration Claimed

All of the above sales by the Company of its unregistered securities were made by the Company in reliance upon Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). All of the individuals and/or entities that purchased the unregistered securities were known to the Company and its management, through pre-existing business relationships. All purchasers were provided access to all material information, which they requested, and all information necessary to verify such information and were afforded access to management of the Company in connection with their purchases. All purchasers of the unregistered securities acquired such securities for investment and not with a view toward distribution, acknowledging such intent to the Company. All certificates or agreements representing such securities that were issued contained restrictive legends, prohibiting further transfer of the certificates or agreements representing such securities, without such securities either being first registered or otherwise exempt from registration in any further resale or disposition.

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements Of Certain Officers.

Resignation of Chief Financial Officer

On March 2, 2012, Mr. Stephen J. Warner, the Chief Financial Officer of the Company, resigned as the Company's Chief Financial Officer. Mr. Warner continues to be a director of the Company.

Appointment of Acting Chief Financial Officer

On February 3, 2012, Ms. Lisa Baird was appointed the acting Chief Financial Officer of the Company.

Ms. Baird, age 53, has been employed by the Company since January 2011 as an administrative assistant to the Chief Executive Officer. Prior to that Ms. Baird worked as a Technical Director for the City of Northglenn, Colorado in 2007. During 2006, she was the Marketing Manager for Ethicsgame.com of Boulder, Colorado. Prior to that Ms. Baird's career focus had been in property management.

Ms.  Baird  received  Bachelor  of Fine  Arts  degree  from the  College  of New
Rochelle, Rochelle, New York in 1981. She has earned 12 credits towards a Masters of Education degree from the University of Phoenix and in 2001 she graduated as a Chef with Honors from the Culinary School of the Rockies.

Appointment of Director

On February 3, 2012, Mr. Donald L. Walford, the Chief Executive Officer of the Company was appointed a director of the Company. Mr. Walford has served as the Chief Executive Officer of the Company since December 20, 2011 and prior to that as a Vice President since January 2011.

Mr. Walford, age 65, has served as a Director and Broker from 1990 to date of Colorado Landmark Reality. He has served as the Chairman and Vice President of Eveia Medical from 2007 through 2010.

Mr. Walford has been licensed as a principal, NASD Series 7, commodities broker and all other principal securities licenses including an Allied Member of the New York Stock Exchange, from 1967 through 1992.

Mr. Walford career has included consulting work for the Securities and Exchange Commission, the United States Attorney and with three Federal Court jurisdictions as an expert in securities matters. Mr. Walford has had a diverse experience in corporate operations in industries such as agri-business, medical equipment, electronics, engineering, consumer manufacturing, construction and development, and oil and gas.

Mr. Walford received his B.A. Liberal Arts with a concentration in Fine Arts in 1967 from Harpur College, State University of New York (kna Binghamton University.)

                            SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

On February 8, 2012, the Company filed suit against Robert McCann, its former Chief Executive Officer and Director, and Safe Harbor Equity Advisors, an alter ego, in the District Court of the City and County of Broomfield in State of Colorado.

The Company is seeking certain injunctive relief and damages. In addition, the Company is seeking an accounting of all payments of monetary funds made to Mr. McCann or on behalf of Mr. McCann and is seeking a restitution of such funds.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                           GULFSTAR ENERGY CORPORATION



                                By:/s/Donald Walford
                                   -----------------
                                  Donald Walford, Chief Executive Officer

Date:  March 8, 2012